TURNER FUNDS

                    TURNER DISCIPLINED LARGE CAP GROWTH FUND
                   TURNER LARGE CAP GROWTH OPPORTUNITIES FUND
                            TURNER MIDCAP GROWTH FUND
                             TURNER TECHNOLOGY FUND
                     TURNER SHORT DURATION FIXED INCOME FUND

                        Supplement dated August 28, 2003
                    to the Prospectus dated January 31, 2003,
                   as amended and supplemented April 15, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Prospectus is amended and supplemented to reflect changes to the portfolio management teams of the Turner Disciplined Large Cap Growth and Turner Large Cap Growth Opportunities Funds (the "Funds"). Effective July 25, 2003, Kenny Turner left Turner Investment Partners, Inc., the investment adviser to the Funds and no longer serves as part of the portfolio management team for these Funds. All references to this individual in the Prospectus are deleted. Mr. Turner's responsibilities for these Funds will be assumed by the other members of each Fund's investment advisory team.

A further change has occurred to the investment advisory team of the Turner Technology Fund. Effective immediately, the committee managing the Turner Technology Fund will consist of Chris McHugh as lead manager, and Robert Turner and Tara Hedlund as co-manager.

In accordance with these changes, the first two sentences of the first paragraph under the heading "Portfolio Managers" on page 48 of the prospectus are deleted and replaced with the following:

         The Disciplined Large Cap Growth Fund is managed by a committee comprised of Robert Turner, Mark Turner, Chris Perry, and Robb Parlanti. The Large Cap Growth Opportunities Fund is managed by a team comprised of Robert Turner, Mark Turner, Robb Parlanti, and Chris Perry.

The second sentence in the biography of Robert Turner is hereby deleted and replaced with the following:

         Mr. Turner is the lead manager of the Disciplined Large Cap Growth, Large Cap Growth Opportunities, Concentrated Growth and Tax Managed U.S. Equity Funds, and co-manager of the Midcap Growth and Technology Funds.

The second sentence in the biography of Chris McHugh is hereby deleted and replaced with the following:

         Mr. McHugh is lead manager of the Midcap Growth, Technology and New Enterprise Funds and is co-manager of the Small Cap Growth Fund.

The prospectus is also amended and supplemented to replace the performance information for the Midcap Growth, and Short Duration Fixed Income Funds' Class II Shares.

The "Average Annual Total Return Table " on page 7 of the prospectus for the Midcap Growth Fund is hereby deleted and replaced with the following:

This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.


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                                     1 YEAR        5 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------
Turner Midcap Growth
  Fund - Class I Shares
  Before taxes on distributions      -32.86%       4.76%         10.18%(1)
  After taxes on distributions       -32.86%       3.40%          8.70%(1)
  After taxes on distributions
   and sale of shares                -20.18%       3.67%          8.13%(1)

Turner Midcap Growth Fund
- Class II Shares                    -33.14%       4.26%          9.65%(2)

Russell Midcap Growth Index(3)       -27.41%       N/A           -6.26%(4)
--------------------------------------------------------------------------------
1 The inception date for Class I Shares is October 1, 1996.
2 The inception date for Class II Shares is September 24, 2001. Periods prior to
  September 24, 2001 represent the performance of Class I Shares, adjusted for the differences in fees between the Classes (see "Fund Fees and Expenses").
3 The Russell Midcap Growth Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.
4 The calculation date for the index is October 31, 1996.

The "Average Annual Total Return Table " on page 45 of the prospectus for the Short Duration Fixed Income Fund is hereby deleted and replaced with the following:

This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 2002, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                         1 Year      5 Years     Since Inception
--------------------------------------------------------------------------------
Turner Short Duration Fixed Income
  Fund - Class I Shares
  Before taxes on distributions          5.18%       5.95%          6.15%(1)
  After taxes on distributions           3.70%       3.67%          3.78%(1)
  After taxes on distributions
   and sale of shares                    3.20%       3.63%          3.74%(1)


Turner Short Duration Fixed Income
  Fund - Class II Shares                 4.93%       6.67%          6.44%(2)


Lehman Brothers 1-3 Year
  U.S. Government Bond Index(3)          6.01%       6.51%          6.40%(4)
--------------------------------------------------------------------------------
1 The inception date for Class I Shares is March 1, 1994.
2 The inception date for Class II Shares is April 28, 1999. Periods prior to
  April 28, 1999 represent the performance of Class I Shares, adjusted for the differences in fees between the Classes (see "Fund Fees and Expenses").
3 The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year.
4 The calculation date for the index is March 31, 1994.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TUR-FS2-030-14